SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8 - K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) : January 25, 2006

HOLOBEAM, INC.
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(Exact name of registrant as specified in its charter)









Delaware                             03385     	        22-1840647
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(State or other jurisdiction of   Commission       (I.R.S. Employer
incorporation or organization)    File Number       Identification No.)


217 First Street, P.O. Box 287, Ho-Ho-Kus, NJ             07423-0287
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(Address of principal executive offices)	                (Zip Code)

Registrant's telephone number, including area code 201-445-2420
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Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfiy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))


5.02 - Departure of Directors or Principal Officers

Death of Member of the Board of Directors and Treasurer of the Registrant

The company is sad to announce the passing of its chief financial officer, Mr. William H. Hackett on January 25, 2006. Mr. William H. Hackett started his career with the registrant in October 1973 as the controller and member of the accounting staff. The company plans to search for a qualified replacement and in the interim has appointed Beverly Cook as chief financial officer.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Melvin S. Cook
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Melvin S. Cook
Chairman and President
February 6, 2006